                                                                    EXHIBIT 10.4


                           MASTER SERVICES AGREEMENT


THIS AGREEMENT ("Agreement") is made as of the 1st day of April, 1996, between Information Management Resources, Inc., a corporation incorporated under the laws of Florida, with offices at 26750 U.S. Highway 19 N, Suite 500, Clearwater, Florida 34621, United States, ("IMR-U.S."), and Information Management Resources (India) Ltd., a corporation incorporated under the laws of India, with offices at 38/1, Naganathapura Village, Singasandra Post, Bangalore 560068, India, ("IMR-India").

WHEREAS, IMR-India is in the business of providing software consulting, design, and programming and associated services;

WHEREAS, IMR-U.Srequires such services for its own use and for its customers and agrees to engage IMR-India to perform contract services on the terms and subject to the conditions set forth herein;

WHEREAS, IMR-U.S. and IMR-India had entered into a Master Services Agreement dated April 1, 1994, and it is desired to terminate that Agreement and replace it with this agreement.

NOW, THEREFORE,  IMR-U.S. and IMR-India mutually agree as follows:

1.   SERVICES TO BE PERFORMED BY IMR-INDIA:
     --------------------------------------

     IMR-U.S. hereby retains IMR-India to perform, and IMR-India hereby agrees to perform, software consulting, design and programming services and associated services in support of designated projects as requested by IMR-U.S. IMR-India shall devote sufficient time and effort and shall allocate sufficient personnel and resources to designated projects as may be required for successful completion thereof. IMR-India shall conduct and conclude project activities in a professional manner. Unless otherwise agreed to by the parties, all services hereunder shall be performed at IMR-India's facilities. During the term of this Agreement, IMR-U.S. agrees that IMR-India shall have the right of first refusal on every off-shore assignment as well as on all on-site consultancy services which IMR-U.S. does not itself perform.

2.   FACILITIES:
     -----------

     All on-site work in the United States shall be performed at either IMR-U.S.' or its customer's facilities unless otherwise mutually agreed. For all on-site project assignments in the United States, IMR-U.S. or its customer will provide at no cost to IMR-India safe and adequate working space and facilities together with clerical, typing, technical publication services, machine time, keypunch services and related services and supplies necessary to support assigned IMR-India personnel. IMR-India personnel shall observe the security and safety policies of IMR-U.S. and its customers. For services to be performed in India, all such facilities will be provided by IMR-India.


3.   TERM AND TERMINATION:
     ---------------------

     This Agreement shall commence on the date hereof and shall continue for a period of 5 years subject to termination by either party. This Agreement may be terminated by either party, at any time by giving three (3) months prior written notice to the other party. In the event of such termination. IMR-U.S. agrees to pay IMR-India, as provided herein, for services rendered up to the date of termination.

                           MASTER SERVICES AGREEMENT


4.   ASSIGNMENT OF PERSONNEL:
     ------------------------

     IMR-India shall use its best efforts to furnish competent personnel to fulfill its obligations. The assignment of personnel shall be at IMR-India's sole discretion. IMR-U.S. shall have the right, at any time, to request removal of any IMR-India employee whom IMR-U.S. deems to be unsatisfactory or who fails to adhere to IMR-U. S' or its customers' reasonable requests. Upon such request for removal of an employee, IMR-India shall use all reasonable efforts to promptly provide a substitute who has appropriate skills and training. If, during the first thirty (30) days of a project assignment, IMR-U.S. or its customer, notifies IMR-India that it finds specific personnel to be unsuitable, IMR-India will not charge for the thirty (30) days such personnel worked on the Project Assignment and, if requested by IMR-U.S., shall replace such personnel at no charge to IMR-U.S. or its customers.

     IMR-India will use its best efforts to assign personnel approved by IMR-U.S. or its customers within a period of 24 weeks from receipt of a written request from IMR-U.S.. The availability of personnel in the United States will, however, be subject to the availability of suitable visa and/or work permits for the United States.


5.   IMMIGRATION VISA PROCESSING:
     ----------------------------

     IMR-India will obtain necessary visas for the personnel IMR-India assigns to IMR-U.S. or its customers. For this purpose, IMR-U.S. will provide suitable documents and assistance whenever required. IMR-U.S. will be responsible for obtaining any required visa extensions in the United States. IMR-India will render assistance to IMR-U.S. for obtaining Indian visas if IMR-U.S.' or its customer's personnel are required to visit India. Fees associated with processing of visa documentation including legal fees, visa fees, credential evaluation fees, INS fees, and visa extension fees will be paid by IMR-India for short-term assignments and by IMR-U.S. for long-term assignments. IMR-India will reimburse IMR-U.S. for any such fees paid by IMR-U.S. on behalf of IMR-India in the case of short-term assignments.


6.   INCOMPLETE PROJECT ASSIGNMENTS:
     -------------------------------

     If an assigned IMR-India employee leaves a specific project prior to completion of such project without the prior written approval of IMR-U.S., then IMR-India shall use its best efforts to re-assign an equally qualified employee to IMR-U.S. or its customer. IMR-India shall reimburse IMR-U.S. for all cash advances made to any such employee (for travel and living expenses) by IMR-U.S. on behalf of IMR-India.


7.   IMMIGRATION LAW COMPLIANCE:
     ---------------------------

     IMR-India warrants, represents and agrees that it will not assign any person to perform work under this Agreement who is an unauthorized alien under the Immigration Reform and Control Act of 1986 or its implementing regulations.

                           MASTER SERVICES AGREEMENT


     In the event any employee of IMR-India working under this Agreement is discovered to be an unauthorized alien, IMR-India at its own cost, will immediately replace such employee with an employee who is not an unauthorized alien.

     IMR-India shall indemnify and hold IMR-U.S. and its customers harmless from and against any and all liabilities, damages, losses or expenses (including attorney fees) arising out of any breach by IMR-India of this Paragraph 7.


8.   PROPRIETARY RIGHTS:
     -------------------

     All right, title, and interest in and to the programs, systems, data, or materials owned by IMR-India or in the possession of IMR-India prior to the execution of this Agreement hereto and used by IMR-India in the performance of this Agreement shall remain the exclusive property of IMR-India.

     All right, title and interest in and to any programs, systems, data, and materials furnished to IMR-India by IMR-U.S. or any of its customers are and shall remain the property of IMR-U.S. or such customer and shall be immediately returned to IMR-U.S. or such customer upon request of IMR-U.S. or such customer.

     All work product, software, or other copyrightable material resulting from the performance of any services by IMR-India hereunder, constitute "work made for hire" under the Federal copyright laws (17 United States Code Sec.
     101) and shall be owned exclusively by IMR-U.S. or IMR-U.S.' customer, as applicable. IMR-India agrees to promptly execute all such documents and instruments as may be requested by IMR-U.S. or any of IMR-U.S.' customers in order to vest in or assign to IMR-U.S. or such customer, ownership of copyright and all other rights in such work product, software or other copyrightable material.

9.   PRIOR RELATIONSHIP RIGHTS:
     --------------------------

     IMR-India acknowledges that penetrating a major account represents a significant investment in marketing and sales by IMR-U.S., and that the loss of any such account would be detrimental to IMR-U.S.' current and future business and profit.

     During the term of this Agreement, IMR-India will respect IMR-U.S.' priority right of relationship with the end user or customers introduced by IMR-U.S. If the identity of the end user or customer is made known to IMR-India by IMR-U.S. IMR-India will not, for a period of two (2) years after the completion of the project assignment for such customer or the expiration of this Agreement, whichever is later, directly or indirectly or through its agents or representatives/sub-representatives solicit the same end user or customer for business without IMR-U.S.' prior written approval.

10.  CONFIDENTIAL INFORMATION:
     -------------------------

     A) ACKNOWLEDGMENT OF CONFIDENTIALITY. Each party hereby acknowledges that it may be exposed to confidential and proprietary information of the other party

                           MASTER SERVICES AGREEMENT


          including, without limitation, software and other technical information (including functional and technical specifications, designs, drawings, analysis, research, processes, computer programs, methods, ideas, "know how" and the like), business information (sales and marketing research, materials, plans, accounting and financial information, personnel records and the like) and other information designated as confidential expressly or by the circumstances in which it is provided ("Confidential Information"). Confidential Information does not include (i) information already known or independently developed by the recipient; (ii) information in the public domain through no wrongful act of the recipient, or (iii) information received by the recipient from a third party who was free to disclose it. IMR-India also acknowledges that it may be exposed to Confidential Information of customers of IMR-U.S.

     (b) COVENANT NOT TO DISCLOSE. With respect to the other party's Confidential Information, and in the case of IMR-India, with respect to the Confidential Information of IMR-U.S.' customers, the recipient hereby agrees that during the term of this Agreement and at all times thereafter it shall not use, commercialize or disclose such Confidential Information to any person or entity, except to its own employees having a "need to know' (and who are themselves bound by similar nondisclosure restrictions), and to such other recipients as the other party, and in the case of customers' Confidential Information, such customer, may approve in writing, provided, that all such recipients shall have first executed a confidentiality agreement in a form acceptable to the owner of such information. Neither IMR-India nor any recipient shall alter or remove from any software or associated documentation owned or provided by IMR.-U.S. or any of its customers any proprietary, copyright, trademark or trade secret legend. Each party shall use at least the same degree of care in safeguarding the other party's Confidential Information and, in the case of IMR-India, the Confidential Information of IMR-U.S.' customers, as it uses in safeguarding its own comparable Confidential Information.

11.  INJUNCTIVE RELIEF:
     ------------------

     The parties acknowledge that violation by IMR-India of the provisions of Paragraph 8 ("Proprietary Rights") or either party of the provisions of
     Section 10 ("Confidential Information") would cause irreparable harm to the non-breaching party which is not adequately compensable by monetary damages. In addition to other relief, it is agreed that the non-breaching party shall be entitled to seek injunctive relief to prevent any actual or threatened violation of such provisions.

12.  PRICES:
     -------

     IMR-India shall be compensated for all services performed on a time and materials basis pursuant to this Agreement at the rates set forth in Schedule Number 1 attached hereto. Such Schedule may be amended from time to time by mutual agreement of the parties. In the case of projects to be undertaken on a fixed price basis, IMR-India shall be

                           MASTER SERVICES AGREEMENT


     compensated for its services at the prices set forth in a separate Schedule to be attached to this Agreement with respect to each such fixed price project. IMR-U.S. shall not pay for any services outside the scope of this Agreement unless IMR-U.S. has authorized these additional services in advance.

13.  CERTAIN OUT-OF-POCKET COSTS:
     ----------------------------

     Except as otherwise set forth in this Agreement, or in any Schedule hereto, prices set for IMR-India's services include all of IMR-India's reasonable out-of-pocket costs for travel (air & cab fare, lodging, auto rental, per diem, etc.), overnight courier and telephone, etc. Any other expenses not covered will be billed to IMR-U.S. at IMR-India's actual cost.

14.  WARRANTIES:
     -----------

     (a) GOOD AND WORKMANLIKE MANNER. IMR-India represents and warrants that all services performed hereunder will be performed to the best of its ability in a good and workmanlike manner.

     (b) NON-INFRINGEMENT WARRANTY. IMR-India represents and warrants that the software created by IMR-India pursuant to this Agreement, will not infringe or misappropriate any United States or foreign copyright, trademark, or patent, or the trade secrets of any third persons. Upon being notified of such a claim, IMR-India shall (i) defend through litigation or obtain through negotiation the right of IMR-U.S. and any applicable customer, to continue using the software; (ii) rework the software so as to make it non-infringing while preserving the original functionality, or (iii) replace the software with functionally equivalent software. If IMR-U.S. determines that none of the foregoing alternatives provide an adequate remedy, IM-U.S. may terminate all or any part of this Agreement and, in addition to other relief, recover amounts paid hereunder.

     (c) PERFORMANCE WARRANTY. IMR-India warrants that all software created by it pursuant to this Agreement will perform as specified in the appropriate project proposal submitted by IMR-U.S. to its customer for the period specified in such proposal.

     (d) OPTIONAL ON-GOING MAINTENANCE OPTION. IMR-India shall provide additional on-going maintenance services to IMR-U.S. and its customers in connection with software developed by IMR-India pursuant to this Agreement. The fees for such maintenance services shall be negotiated between the parties.

15.  LIMITATION OF LIABILITIES:
     --------------------------

     (a) DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, IMR-INDIA DOES NOT MAKE ANY WARRANTY. EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES RENDERED HEREUNDER OR THE SOFTWARE DEVELOPED HEREUNDER INCLUDING, WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR

                           MASTER SERVICES AGREEMENT


          FITNESS FOR ANY PARTICULAR PURPOSE. IN NO EVENT SHALL IMR-INDIA BE LIABLE FOR CONSEQUENTIAL,, INCIDENTAL, SPECIAL OR INDIRECT DAMAGES, REGARDLESS OF WHETHER IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     (b) TOTAL LIABILITY. IMR-India's liability hereunder for damages for any claim arising out of the Agreement or any services performed hereunder shall not exceed the total amount paid to IMR-India for the applicable project.

16.  NOTICES:
     --------

     Notices sent to either party shall be effective upon delivery when delivered in person or transmitted by telecopier ("fax") machine, or one
     (1) day after being sent by overnight courier, or two (2) days after being sent by first class mail postage prepaid to the address set forth below, or at such other address as the parties may from time to time give notice:

          IMR-U.S. Address:                  IMR-India Address:

          26750 U.S. Highway 19 N            38/1 Naganathapura
          Suite 500                          Singasandra Post
          Clearwater, Florida 34621          Bangalore  560 068

          Attn: Satish K. Sanan              Attn: Ashutosh Gupta
                President & CEO                    Director & President

          Facsimile: (813) 791-8152          Facsimile: (80) 559-3803

     A facsimile of this Agreement and notices generated in good form by a fax machine (as well as a photocopy thereof) shall be treated as "original" documents admissible into evidence unless a document's authenticity is genuinely placed in question.

17.  DEFAULT:
     --------

     Either party may be declared in default of this Agreement if it breaches any material provision hereof and fails within thirty (30) days after receipt of notice of default to correct such default or to commence corrective action reasonably acceptable to the other party and proceed with due diligence to completion. Either party shall be in default hereof if it becomes insolvent, makes an assignment for the benefit of its creditors, a receiver is appointed or a petition in Bankruptcy is filed with respect to the party and is not dismissed within thirty (30) days.

18.  CHOICE OF LAW AND VENUE:
     ------------------------

     This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Florida. The parties agree that the exclusive jurisdiction and venue with respect to any legal proceedings arising under this Agreement shall be in the Sixth Judicial Circuit of the State of Florida or in the United States District Court for the

                           MASTER SERVICES AGREEMENT


     Middle District of Florida (Tampa Division). The parties further agree that the mailing of any process shall constitute valid and effective service against them.

19.  INDEPENDENT CONTRACTOR STATUS:
     ------------------------------

     The parties are and shall remain independent contractors and nothing herein shall be deemed to cause this Agreement to create an agency, employment, partnership, joint venture or other relationship between the parties.

     IMR-India assumes full responsibility for the payment of all salaries, travel and living expenses, federal and state taxes, and employment benefits of all personnel engaged by it. IMR-India is not -and shall not represent itself as authorized to act on behalf of IMR-U.S. or its customers. IMR-India's employees shall not be entitled to any of the benefits that IMR-U.S. provides for IMR-U.S.' employees.

20.  INSURANCE:
     ----------

     IMR-India will maintain comprehensive general liability, medical, automotive liability and property damage insurance covering the activities of the IMR-India's personnel assigned under this Agreement.

     For short-term on-location assignments in the United States, IMR-India will be fully responsible for arranging, at its own expense, such life, health and other forms of insurance as it considers appropriate for its employees and their dependents, covering the period of their stay at IMR-U.S.' or its customer's site. If requested by IMR-India or its personnel, IMR-U.S. shall render assistance in obtaining such insurance. IMR-India's personnel on short-term assignments in the U.S. will not be eligible to participate in the life or health insurance scheme available to IMR-U.S.' or its customer's employees.

     Whenever required, IMR-India's personnel will submit proof of such insurance coverage to IMR-U.S. or its customers. If IMR-U.S. arranges and pays for temporary medical insurance for IMR-India's employees or their dependents on behalf of IMR-India, IMR-India will reimburse IMR-U.S. for such costs.

     IMR-U.S. will be responsible for arranging, at its expense, such life, health and other forms of insurance as it considers appropriate for IMR-India employees, and their dependents, who are on long-term assignments in the United States.

21.  PAYMENT OF CONTRACTORS PERSONNEL:
     ---------------------------------

     IMR-India agrees to be solely responsible for all salaries and other compensation of all IMR-India employees, agents or subcontractors who provide services to IMR-U.S. hereunder and work on designated projects. IMR-India further agrees that it will be solely responsible for making all necessary deductions and withholdings from its employees' salaries and other compensation, and for the payment of any and all contributions, taxes and assessments and agrees to comply with all other requirements of the Federal Social Security, State Unemployment Compensation and Federal Withholding of Income Tax

                           MASTER SERVICES AGREEMENT


     laws on all salary and other compensation of said employees or subcontractors. Without prejudice to IMR-India's obligations as set forth in this Paragraph 21, IMR-U.S. may provide payroll services to IMR-India as agent for India.

22.  INVOICING AND PAYMENT
     ---------------------

     In the case of services performed on a time and materials basis, IMR-India shall submit monthly invoices for the services performed by IMR-India's employees pursuant to this Agreement. In the case of services performed on a fixed-price basis, IMR-India shall submit invoices to IMR-U.S. at the times, and in the amounts set forth in the appropriate Schedule hereto. IMR-U.S. agrees to pay all invoices properly submitted by IMR-India within one hundred and eighty (180) days of receipt by IMR-U.S. of such invoices.

23.  RELOCATION EXPENSES FOR NEW ASSIGNMENTS:
     ----------------------------------------

     When a project in the United States to which an IMR-India employee has been assigned is successfully completed, IMR-U.S. may offer to IMR-India a new assignment for such employee in a different location in the United States. Should the new assignment be acceptable to IMR-India and its employee, then IMR-India will be fully responsible for all relocation expenses including cancellation of apartment leases, relocation expenses associated with movement of household goods, automobile, etc., and temporary accommodation for the employee in the new location. If such expenses are paid to the employee by IMR-U.S. on behalf of IMR-India as an advance, then IMR-India will reimburse all such costs incurred by IMR-U.S.

24.  GENERAL EXPENSE REIMBURSEMENT:
     ------------------------------

     To assist IMR-India in its business operations in the United States and with general administrative matters, IMR-U.S. may incur expenses on behalf of IMR-India subject to the prior approval of IMR-India. All such expenses incurred by IMR-U.S. on behalf of IMR-India will be fully reimbursed to IMR-U.S. by IMR-India.

25.  TAXATION:
     ---------

     IMR-U.S. undertakes no liability for taxes (including income tax), duties, or other contributions payable by IMR-India on payments made under this Agreement. In addition to submission of properly completed invoices, IMR-India shall submit a properly completed IRS Form 4224 ("Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States") with a valid United States Tax Identification Number. In the absence of submission of a properly completed IRS Form 4224 by IMR-India, IMR-U.S. shall be required to withhold a percentage of tax (as advised by the Internal Revenue Service) from IMR-India's invoices on IMR-India's income effectively connected with the conduct of a trade or business in the United States.

26.  NONEXCLUSIVE AGREEMENT:
     -----------------------

                           MASTER SERVICES AGREEMENT


     It is agreed by the parties hereto that this is not an exclusive agreement and that IMR-U.S. has the right to use or contract for the use of similar services from other contractors or providers. Likewise, IMR-India has the right to provide and contract to provide similar services to other clients.

27.  NO VOLUME GUARANTEE:
     --------------------

     Other than services specified on an applicable Schedule to this Agreement, it is understood that no promises or representations whatsoever have been made as to the potential amount of business IMR-India can expect at any time during the term of this Agreement. IMR-India agrees that it is solely responsible for any expenses incurred by it related to this Agreement and agrees that IMR-U.S. shall not be obligated for any expense incurred by IMR-India in connection with any change in the number of IMR-India's employees utilized, or expenditures made by IMR-India in additional facilities or equipment.

28.  SECURITY, NO CONFLICTS:
     -----------------------

     IMR-India agrees that IMR-India's employees, representatives, and agents, upon entering IMR-U.S.' or its customers' premises shall, if required, sign in at the facility "SIGN-IN LOG" and, if applicable, shall wear visible identification. IMR-India's employees, representatives and agents shall be subject at all times to IMR-U.S.' and its customers' security policies and procedures. Each party agrees to inform the other of any information made available to the other that is classified or restricted data, agrees to comply with the security requirements imposed by any state or local government, or by the United States Government, and shall return all such material upon request. Each party warrants that its participation in this Agreement does not create any conflict of interest prohibited by the United States Government or any other domestic or foreign government and shall promptly notify the other party if any such conflict arises during the term of this Agreement.

29.  BINDING EFFECT:
     ---------------

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

30.  NONWAIVER:
     ----------

     The failure of either party to insist, in any one or more instances, upon the performance of any of the terms, covenants, or conditions of this Agreement or to exercise any right hereunder, shall not be construed as a waiver or relinquishment of the future performance of any rights, and the obligations of the party with respect to such future performance shall continue in full force and effect.

     Upon termination or expiration of this Agreement, IMR-India agrees to immediately return to IMR-U.S. all papers, materials, and other properties of IMR-U.S. held by IMR-India relating to the services performed hereunder.

                           MASTER SERVICES AGREEMENT


32.  INVALID PROVISION:
     ------------------

     Should any part of this Agreement, for any reason, be declared invalid, such decision shall not affect the validity of any remaining portion. Such remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid provision eliminated.

33.  FORCE MAJEURE:
     --------------

     IMR-India does not undertake any responsibility if it is prevented from performing its obligations hereunder due to sickness, accident, death of its personnel or any other cause beyond the control of IMR-India, inclusive but not restricted to, any enactment, both present or future, as may be passed by the respective governments of the United States or India.

34.  AMENDMENT:
     ----------

     This Agreement may only be amended in writing signed by duly authorized representatives of each of the parties, which amendment shall be attached to and incorporated into this Agreement.

35.  SECTION HEADINGS:
     -----------------

     Section headings have been included in this Agreement merely for convenience or reference. They are -not to be considered part of, or to be used in interpreting this Agreement.

36.  COUNTERPARTS:
     -------------

     This Agreement may be executed in two counterparts, both of which taken together shall constitute one single agreement between the parties.

37.  ENTIRE AGREEMENT:
     -----------------

     This Agreement contains the entire agreement of the parties relating to the subject matter hereof and supersedes all prior written or oral agreements with respect thereto. For the avoidance of doubt, it is specifically agreed that the prior Agreement between the parties hereto dated April 1, 1994, is hereby specifically terminated.

                           MASTER SERVICES AGREEMENT


IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.


For:                                         For:

Information Management Resources, Inc.       Information Management Resources
("IMR-U.S.")                                 (India) Ltd.  ("IMR-India")



By:  /s/ Satish K. Sanan                     By:  /s/ Ashutosh Gupta
     ---------------------------------            ------------------------------
     Satish K. Sanan                              Ashutosh Gupta
     President & CEO                              President & Director

                                  SCHEDULE 1
                                      TO
                           MASTER SERVICES AGREEMENT
                           DATED AS OF APRIL 1, 1996
                                BY AND BETWEEN
                    INFORMATION MANAGEMENT RESOURCES, INC.
                                      AND
                 INFORMATION MANAGEMENT RESOURCES (INDIA) LTD.

                                ------------------------------------------------
                                                  ON-SITE RATES

          ----------------------------------------------------------------------
          LEVEL                      MANAGEMENT
                                       SERVICE     INDIA CHARGES  TOTAL BILLING
                                      CHARGES $          $              $
          ----------------------------------------------------------------------

          Developer/Programmer             [*]               [*]           [*]
          ----------------------------------------------------------------------
          Designer/Developer/SPA           [*]               [*]           [*]
          ----------------------------------------------------------------------
          Consultant/Project
          Manager                          [*]               [*]           [*]
          ----------------------------------------------------------------------

Note: Employees on short-term for a period for less than 6 months will be paid at the above rates.

Note: The cost of travel and visa charges will be borne by IMR-U.S. for short-term employees.

                 --------------------------------------------
                                OFF SHORE RATES
                 --------------------------------------------
                  TYPE OF PROJECT                  RATE/HOUR
                                                       $
                 --------------------------------------------
                  Development                         [*]
                 --------------------------------------------
                  Maintenance                         [*]
                 --------------------------------------------
                  Migration                           [*]
                 --------------------------------------------
                  Year 2000                           [*]
                 --------------------------------------------

Note: On-site short-term travel expenses will be borne by IMR-U.S. IMR-India will be paid at the above rates per hour for short-term employees in the U.S.


[*] THIS INFORMATION IS REDACTED FOR CONFIDENTIALITY PURPOSES
                                      -12-